UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026

NorthWestern Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware			000-56598	93-2020320
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NorthWestern Energy Group, Inc.	Common stock	NWE	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 30, 2026, NorthWestern Energy Group, Inc. d/b/a NorthWestern Energy (Nasdaq: NWE) (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 55,972,114 shares of common stock, par value $.01, were present in person or by proxies. This represented over 91 percent of the 61,499,066 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders:

•Elected all nine of the directors nominated by the Board of Directors;
•Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2026; and
•Approved, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's Proxy Statement.

Set forth below are the final voting results on each such matter.

1. Election of Directors. The Board of Directors of the Company nominated nine persons for election as directors of the Company, each to hold office for a one-year term expiring at the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified. Each nominee was an incumbent director, and no other person was nominated. The votes cast for or withheld with respect to each nominee were as follows:

Name of Director	For	Withheld	Broker Non-Votes
Brian Bird	51,101,454	111,768	4,758,892
Sherina Maye Edwards	50,951,533	261,689	4,758,892
Dave Goodin	51,102,859	110,363	4,758,892
Jan Horsfall	50,509,775	703,447	4,758,892
Britt Ide	50,000,831	1,212,391	4,758,892
Kent Larson	51,104,441	108,781	4,758,892
Linda Sullivan	51,055,568	157,654	4,758,892
Mahvash Yazdi	50,573,556	639,666	4,758,892
Jeffrey Yingling	50,906,318	306,904	4,758,892

2. Ratification of Independent Registered Public Accounting Firm. The votes cast with respect to the ratification of Deloitte & Touche LLP as our independent registered accounting firm for 2026 were as follows:

For	Against	Abstain
54,542,567	1,405,988	23,559

3. Advisory Vote on Executive Compensation. The votes cast with respect to the advisory vote to approve named executive officer compensation were as follows:

For	Against	Abstain	Broker Non-Votes
50,209,283	944,608	59,331	4,758,892

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description of Document
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

* filed herewith

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Energy Group, Inc.

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: May 5, 2026